UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 13, 2013

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 8.01 – Other Events	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	3

ITEM 8.01. OTHER EVENTS.

On June 13, 2013, NewBridge Bancorp (NASDAQ: NBBC), the parent company of NewBridge Bank, issued a press release announcing that it has signed a definitive agreement to acquire Security Savings Bank, a state mutual savings bank headquartered in Southport, N.C.

A copy of the press release and the related transaction presentation are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are being provided solely for the purposes of providing disclosure pursuant to Item 8.01 – Other Events:

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release issued by NewBridge Bancorp, dated June 13, 2013.

Exhibit 99.2	Transaction Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: June 13, 2013	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Senior Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release issued by NewBridge Bancorp, dated June 13, 2013.

Exhibit 99.2	Transaction Presentation.